                                                               EXHIBIT 6


                            ARTHUR ANDERSEN LLP





CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-00259 for ITT Hartford Life and Annuity Insurance Company Separate Account Five on Form S-6.


                                         /s/ Arthur Andersen LLP


Hartford, Connecticut
April 14, 1997